CHINA SOLAR & CLEAN ENERGY SOLUTIONS, INC.

Unaudited Pro Forma Financial Information

PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2008
(Currency expressed in United States Dollars (“US$”))
(UNAUDITED)

The unaudited Pro Forma Condensed, Combined Statements of Operations for the three months ended March 31, 2008 gives effect to the acquisition of Shenzhen PengSangPu Solar Industrial Products Corporation (“Target”) by China Solar & Clean Energy Solutions, Inc. (“Registrant”). The transaction was valued at fair value. The unaudited Pro Forma Condensed, Combined Statements of Operations was taken from the respective financial statements of Target and Registrant for the three months ended March 31, 2008. The unaudited Pro Forma Condensed, Combined Statements of Operations was prepared assuming that the acquisition described above was consummated as of the beginning of the year presented.

The unaudited Pro Forma Condensed, Combined Statements of Operations are based upon historical financial statements of Target and Registrant. The pro forma adjustments and the resulting unaudited Pro Forma Condensed, Combined Statements of Operations have been prepared based upon available information and certain assumptions and estimates deemed appropriate by the Registrant.

The unaudited Pro Forma Condensed, Combined Statements of Operations are not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of the date indicated, or that may be achieved in the future. Furthermore, the unaudited Pro Forma Condensed, Combined Statements of Operations do not reflect changes that may occur as the result of post-combination activities and other matters.

The unaudited Pro Forma Condensed, Combined Statements of Operations and notes thereto should be read in conjunction with the accompanying unaudited financial statements of Target and Registrant.

PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2008
(Currency expressed in United States Dollars (“US$”))
(UNAUDITED)

	Registrant (Historical)	Target (Historical)	Pro forma adjustments Increase (Decrease)	Pro forma combined

Revenue, net	$8,300,076	$393,920		$8,693,996

Cost of revenue	5,845,016	218,350		6,063,366
Gross profit	2,455,060	175,570		2,630,630

Operating expenses:
Depreciation and amortization	149,167	44,673		193,840
Selling and distribution	502,563	-		502,563
General and administrative	601,653	39,681		641,334
Total operating expenses	1,253,383	84,354		1,337,737

Income from operations	1,201,677	91,216		1,292,893

Other income (expenses):
Other income	41,090	-		41,090
Interest expense	(33,838)	(43,087)		(76,925)

Total other income (expenses)	7,252	(43,087)		(35,835)
Income before income taxes	1,208,929	48,129		1,257,058
Income tax expense	346,263	323		346,586
Income before minority interest	862,666	47,806		910,472

Minority interests	473,015	-		473,015

NET INCOME	$389,651	$47,806		$437,457

Basic income per common share	$0.05			$0.05

Diluted income per common share	$0.03			$0.03

Basic common shares	8,009,713			9,571,415

Diluted common shares	15,284,770			15,675,195

 PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2007
(Currency expressed in United States Dollars (“US$”))
(UNAUDITED)

The unaudited Pro Forma Condensed, Combined Statements of Operations for the year ended December 31, 2007 gives effect to the acquisition of Shenzhen PengSangPu Solar Industrial Products Corporation (“Target”) by China Solar & Clean Energy Solutions, Inc. (“Registrant”). The transaction was valued at fair value. The unaudited Pro Forma Condensed, Combined Statements of Operations was taken from the respective financial statements of Target and Registrant for the year ended December 31, 2007. The unaudited Pro Forma Condensed, Combined Statements of Operations was prepared assuming that the acquisition described above was consummated as of the beginning of the year presented. The unaudited Pro Forma Condensed, Combined Statements of Operations are based upon historical financial statements of Target and Registrant. The pro forma adjustments and the resulting unaudited Pro Forma Condensed, Combined Statements of Operations have been prepared based upon available information and certain assumptions and estimates deemed appropriate by the Registrant.

The unaudited Pro Forma Condensed, Combined Statements of Operations are not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of the date indicated, or that may be achieved in the future. Furthermore, the unaudited Pro Forma Condensed, Combined Statements of Operations do not reflect changes that may occur as the result of post-combination activities and other matters.

The unaudited Pro Forma Condensed, Combined Statements of Operations and notes thereto should be read in conjunction with the accompanying audited financial statements of Target and Registrant.

PRO FORMA CONDENSED, COMBINED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2007
(Currency expressed in United States Dollars (“US$”))
(UNAUDITED)

	Registrant (Historical)	Target (Historical)	Pro forma adjustments Increase (Decrease)	Pro forma combined

Revenue, net	$37,072,346	$3,215,282		$40,287,628

Cost of revenue	28,772,078	1,848,703		30,620,781
Gross profit	8,300,268	1,366,579		9,666,847

Operating expenses:
Depreciation and amortization	282,822	132,457		415,279
Selling and distribution	827,839	-		827,839
General and administrative	4,003,973	131,673		4,135,646
Total operating expenses	5,114,634	264,130		5,378,764

Income from operations	3,185,634	1,102,449		4,288,083

Other income (expense):
Other income	220,057	3,982		224,039
Interest expense	(65,481)	(73,274)		(138,755)

Total other income (expense)	154,576	(69,292)		85,284
Income before income taxes	3,340,210	1,033,157		4,373,367
Income tax expense	(615,325)	-		(615,325)
Minority interests	(199,744)	-		(199,744)

NET INCOME	$2,525,141	$1,033,157		$3,558,298

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$2,525,141	$1,033,157

Basic income per common share	$0.25			$0.46

Diluted income per common share	$0.23			$0.29

Basic common shares	6,205,290			7,766,992

Diluted common shares	10,783,026			12,344,728

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)
AS OF MARCH 31, 2008
(Currency expressed in United States Dollars (“US$”))

The unaudited Pro Forma Condensed, Combined Balance Sheet as of March 31, 2008 gives effect to the acquisition of Shenzhen PengSangPu Solar Industrial Products Corporation (“Target”) by China Solar & Clean Energy Solutions, Inc. (“Registrant”). The transaction was valued at fair value. The unaudited Pro Forma Condensed, Combined Balance Sheet was taken from the respective financial statements of Target and Registrant as of March 31, 2008. The unaudited Pro Forma Condensed, Combined Balance Sheet was prepared assuming that the acquisition described above was consummated as of the balance sheet date.

The unaudited Pro Forma Condensed, Combined Balance Sheet is based upon historical financial statements of Target and Registrant. The pro forma adjustments and the resulting unaudited Pro Forma Condensed, Combined Balance Sheet has been prepared based upon available information and certain assumptions and estimates deemed appropriate by the Registrant.

The unaudited Pro Forma Condensed, Combined Balance Sheet is not necessarily indicative of the financial position that actually would have been achieved had the acquisition been consummated as of the date indicated, or that may be achieved in the future. Furthermore, the unaudited Pro Forma Condensed, Combined Balance Sheet does not reflect changes that may occur as the result of post-combination activities and other matters.

The unaudited Pro Forma Condensed, Combined Balance Sheet and notes thereto should be read in conjunction with the accompanying unaudited financial statements of Target and Registrant.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)
AS OF MARCH 31, 2008
(Currency expressed in United States Dollars (“US$”))

	Registrant (Historical)	Target (Historical)		Pro forma adjustments Increase (Decrease)		Pro forma adjustments Increase (Decrease)	Pro forma combined
ASSETS
Current assets:
Cash and cash equivalents	$10,733,793	$87,316	A	(2,087,832)			$8,733,277
Restricted cash	-	84,304					84,304
Accounts receivable, net	7,116,825	510,269					7,627,094
Inventories	4,065,773	325,429					4,391,202
Lease receivable, current	-	143,317					143,317
Other receivables and prepayments	4,959,380	217,606	A	(2,000,000)			3,176,986
Investment cost	-	-	A	7,019,483	B	(7,019,483)	-

Total current assets	26,875,771	1,368,241					24,156,180

Non-current assets:
Goodwill	1,789,324	-			B	5,408,455	7,197,779
Intangible assets, net	1,651,885	-					1,651,885
Net investment in sales-type leases, non-current	-	823,489					823,489
Property, plant and equipment, net	9,401,021	1,275,287					10,676,308

TOTAL ASSETS	$39,718,001	$3,467,017					$44,505,641

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term borrowings	$-	$710,668					$710,668
Accounts payable, trade	1,254,717	908,124					2,162,841
Deferred Revenue	-	25,903					25,903
Income tax payable	1,411,384	-					1,411,384
Other payables and accrued liabilities	6,906,468	211,294					7,117,762

Total current liabilities	9,572,569	1,855,989					11,428,558

Long-term liabilities:
Deferred tax liabilities	259,612	-					259,612

Minority interests	1,454,872	-					1,454,872

Stockholders’ equity:
Preferred stock	1,609	-					1,609
Common stock	11,136	1,598,979	A	1,562	B	(1,598,979)	12,698
Additional paid-in capital	19,358,497	-	A	2,930,089			22,288,586
Statutory reserve	-	74,508			B	(74,508)	-
Accumulated other comprehensive income	1,140,936	276,506			B	(276,506)	1,140,936
Distribution to owners	-	(1,190,756)			B	1,190,756	-
Retained earnings	7,918,770	851,791			B	(851,791)	7,918,770

Total stockholders’ equity	28,430,948	1,611,028					31,362,599

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$39,718,001	$3,467,017					$44,505,641

Notes to Unaudited Pro Forma Combined Financial Statements

Note A    Adjustment to reflect the differences between fair values and carrying values of the Target’s assets. The allocation of the excess of the purchase price over the related net assets was determined as follows:

Cash	$$4,087,832
Fair value of 1,419,729 common stock	2,839,458
Fair value of 141,973 warrants	92,193
Total purchase price	$7,019,483

Net assets acquired	$1,611,028
Purchase price:	$7,019,483
Goodwill in the acquisition of Shenzhen Pengsangpu	$5,408,455

Please note that the purchase price allocation is preliminary as the Registrant is awaiting additional information to determine the values to be assigned. The Registrant hired a valuation specialist to value the assets acquired as part of the acquisition of Target. The valuation specialist, engaged to value the assets acquired from the Target in the acquisition, has not yet completed her work. In the absence of a final valuation, management has made a preliminary allocation of the excess of the purchase price over Target’s net assets to goodwill. However, it is possible that the final valuation will include amounts allocated to limited-life intangibles (including related amortization expense) and/or unlimited-life intangibles. As a result, the allocation of $5,408,455 to goodwill in the accompanying pro forma financial information is preliminary and subject to change.

Note B    Adjustment to eliminate intercompany investment and equity accounts of Target at the date of business combination.